Exhibit 10.62

协议三

股东委托投票代理协议

Equity Interest Holders’ Voting Rights Proxy Agreement

本协议由以下双方于2016年04月28日在中国深圳签署

This Equity Interest Holders’ Voting Rights Proxy Agreement (this “Agreement”) is executed on April 28, 2016 (the “execution date”) in Shenzhen, the People’s Republic of China.

甲方（委托人）：

PARTY A:

刘伯党,身份证号为411023197810216035，男，1978年10月21日出生，住址：山东省青岛市市南区漳州一路35号2单元1302户，，现持有惠众商务顾问（北京）有限公司99.9%的股权；

LIU Bodang, PRCID No.: 411023197810216035,male, born 21st October, 1978, residing at Unit 2-1302,Zhangzhou Yi Road, Shinan District, Qingdao, Shandong Province, China, holds 99.9% of the equity interest of Benefactum Alliance Business Consulting（Beijing） Co., Ltd.;

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李伟，身份证号为372501198208250312,男，1982年8月25日出生，住址：山东省聊城市东昌府古楼街道办事处白庄村50号，现持有惠众商务顾问（北京）有限公司0.1%的股权；

LI Wei, PRCID No.: 372501198208250312, male, born 25th August, 1982, residing at No. 50, Baizhuang Village, Dongchangfuguliu Street Community Office, Liaocheng City, Shandong Province, China, holds 0.1% of the equity interest of Benefactum Alliance Business Consulting（Beijing） Co., Ltd.;

乙方（受托人）：前海惠众普华（深圳）投资咨询有限公司

PARTY B: Benefactum Alliance （Shenzhen）Investment Consulting company Limited;

住所：深圳市前海深港合作区前湾一路1号A栋201室（入住深圳市前海商务秘书有限公司）

Address: Room 201, Block A, No.1, Qianhai Road 1, Qianhai Shenzhen and Hong Kong Cooperative District, Shenzhen City, Guangdong Province, China (enter The Shenzhen Qianhai Commerce Secretariat Co., Ltd. )

统一社会信用代码：91440300MA5DB7EEOP

Unified Social Credit Code: 91440300MA5DB7EEOP

类型：有限责任公司（台港澳法人独资）

Type: Limited liability Company (Taiwan, Hong Kong and Macao’s sole proprietorship of legal person)

法定代表人: 刘伯党

Legal Representative: LIU Bodang

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鉴于：

WHEREAS:

1. 乙方系一家依照中华人民共和国法律注册成立的有限责任公司；

1. Party B is a limited liability company incorporated and validly existing under the law of the People’s Republic of China.

2. 刘伯党、李伟系惠众商务顾问（北京）有限公司的全部股东，二人共持有惠众商务顾问（北京）有限公司100%的股份。

2. LIU Bodang and LI Wei are the legal equity interest holders of Benefactum Alliance Business Consultant（Beijing） Co., Ltd (the “Company”) and lawfully hold 100% of the equity interest and assets of the Company.

3.截至本协议签订日，甲方为惠众商务顾问（北京）有限公司股东，合法持有惠众商务顾问（北京）有限公司所有股份。乙方同意指定由甲方委派的人员来行使其在惠众商务顾问（北京）有限公司股东大会上的股东投票权，且甲方愿意委派这样的人员。

3. As of the execution date, Party A is the equity interest holders of Benefactum Alliance Business Consulting（Beijing） Co., Ltd.; and lawfully holds all the equity interest and assets of the Company. Party B intends to specify the representatives (“Representatives”) appointed by Party A to exercise its voting right of equity interest holders in the general meeting of equity interest holders of the Company and Party A is willing to appoint such a Representative.

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4、刘伯党和李伟二人系中华人民共和国公民，在签订本协议时均具有完全民事行为能力。

4. LIU Bodang and LI Wei are the citizens of PRC with fully civil capacity when signing this Agreement.

因此，依照中华人民共和国法律和法规，协议双方本着平等互利原则，通过友好协商达成以下条款，以兹共同遵守：

The parties have agreed to execute this Agreement with provisions upon the laws and regulations of PRC as follows:

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第一条.甲方同意且不可撤销地指定由乙方委派的人员来独家代理行使其在惠众商务顾问（北京）有限公司股东大会上由法律、公司章程规定、协议约定的股东投票权，委派和选举董事和董事长作为惠众商务顾问（北京）有限公司法人代表。由甲方委派的人员应为甲方的全体董事。甲方同意，应维持一个与其境外母公司董事会在成员和组成上一致的董事会。

1. Party A agrees to irrevocably specify Representatives appointed by Party B to exclusively exercise the equity interest holders’ voting rights in the general meeting of equity interest holders of the Company in accordance with the provisions of laws and articles of the Company to appoint and elect the directors and Chairman of the Company to be the corporate representative. The Representatives appointed by Party A shall represent all the directors of Party A. Party A agrees to maintain the Board members to be consistent with overseas parent company.

第二条.乙方同意根据本协议第一条，委派代理人。这些代理人应代表甲方行使其股东投票权。

2. Party B agrees to appoint Representatives pursuant to the Article 1 of this Agreement to execute the voting rights on behalf of Party A.

第三条.协议各方理解，不论惠众商务顾问（北京）有限公司的股东权益发生任何变化，甲方应指定由乙方委派的人员来行使股东投票权。协议各方均同意，甲方不得将其在惠众商务顾问（北京）有限公司的股东权益转让给除乙方或者乙方指定个人或企业以外的其他任何个人或公司。

3. The Parties herein understand that no matter what changes of equity interests of the Company, Party A shall specify the Representatives appointed by Party B to exercise its equity interest holders’ voting rights. All the parties agree that Party A cannot transfer the equity interests of the Company held by Party A to any third party except for to Party B and Representatives appointed by Party B.

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第四条.甲方各成员理解，即使其中之一的成员不再拥有惠众商务顾问（北京）有限公司股权，其仍应继续执行本协议，

4. Each Party A understands that they should continue to enforce this Agreement even if one equity interest holder of the Company (ie any individual Party A) no longer holds the equity interest of the Company.

第五条.本协议经过双方授权代表签字、盖章后生效。

5. The Agreement shall be effective on the execution date.

第六条.本协议在甲方按到期期限支付甲方借款前，不得终止。

6. The Agreement cannot be terminated before Party A completes the repayment on the loan maturity date.

第七条.本协议任何修改和终止均应经协议双方书面同意。

7. No provisions of this Agreement may be amended, modified, supplemented, discharged or terminated unless with the Parties consent thereto in writing.

第八条.本协议订立、效力、解释、和履行，及由本协议产生的争议的解决，均受中华人民共和国争议发生时现行有效的法律管辖。

8. This Agreement is made and shall be governed in all respects, including execution validity, interpretation, effect and performance and any dispute resolution, by the laws of People’s Republic of China.

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第九条．本协议系中英文一体式版本,一式五份。协议三方各执协议原件一份，其余文件以作完成相关程序之用。每份协议原件均有同等法律效力。当中英文的解释产生冲突时，应以中文为准。

9. The Agreement was made with English and Chinese original versions in five copies. Each party of this Agreement shall hold one of its original versions and the rest of its original versions shall be used for related procedure. Each of them shall have the same legal force. In case of discrepancy between Chinese and English version, original version in Chinese shall prevail..

第十条.本协议自双方签订之日起执行。

10. This Agreement shall be effective from date of this Agreement when the Parties signed this Agreement.

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甲方：

Party A:

刘伯党 LIU Bodang（签名）：

李伟 LI Wei（签名）：

乙方：前海惠众普华（深圳）投资咨询有限公司

Party B:ON BEHALF OF Benefactum Alliance （Shenzhen）

Investment Consulting company Limited;

法定代表人：

Legal Representative:

日期:2016 年 04 月 28 日

Date: April 28, 2016

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